AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
January 2011

For the month of January 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.33% and a net return of 0.29%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.12% for the month.

January 2011 gross relative performance:  +0.21%

Performance for periods ended January 31, 2010 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.33%	5.28%	6.09%	6.29%	6.19%
HIT Total Net Rate of Return	0.29%	4.82%	5.64%	5.85%	5.77%
Barclays Capital Aggregate Bond Index	0.12%	5.06%	5.36%	5.82%	5.68%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance by the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads relative to Treasuries tightened in most sectors.  Ginnie Mae permanent loan certificate spreads tightened by approximately 14 basis points (bps) and Ginnie Mae construction/ permanent loan certificate spreads tightened by approximately 17 bps. Fannie Mae multifamily DUS experienced a mixed performance, with longer duration structures outperforming shorter duration structures. Spread performance ranged from 7 bps tightening to 6 bps widening, depending on structure.

Negative contributions to the HIT’s performance included:

●
The portfolio’s structural overweight to spread-based assets as swap spreads widened across the yield curve.  Swap spreads relative to Treasuries widened by approximately 1.5 bps for 10-year and 2-year maturities.  The middle of the curve performed slightly worse, with 5-year swap spreads widening by 6.5 bps.

●
The HIT’s underweight to the lowest credit quality sectors of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 2, 21, 44, and 80 bps, respectively.  The

AFL-CIO HOUSING INVESTMENT TRUST                                             January 2011 Performance Commentary

HIT has an overweight with respect to the index in high credit quality investments. Approximately 95% of the HIT portfolio is AAA-rated or carries a U.S. government or government-sponsored enterprise (GSE) guarantee, versus approximately 77% in the Barclays Aggregate.

●
The portfolio’s underweight to private-label commercial MBS (CMBS) as this sector was the best performing in the Barclays Aggregate.  CMBS posted 151 bps of excess return for the month.  The portfolio had 0.1% allocated to the sector, while the Barclays Aggregate had 2.5%.

January 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.02%	0	5.24
Agencies	+0.15%	1	3.30
Single family agency MBS (RMBS)	+0.05%	0	4.43
Corporates	+0.20%	40	6.48
Commercial MBS (CMBS)	+1.88%	151	3.75
Asset-backed securities (ABS)	+0.65%	42	3.26

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/10	1/31/11	Change
3 Month	0.120%	0.145%	0.025%
6 Month	0.181%	0.160%	-0.021%
1 Year	0.262%	0.237%	-0.025%
2 Year	0.593%	0.562%	-0.031%
3 Year	0.987%	0.957%	-0.030%
5 Year	2.006%	1.941%	-0.065%
7 Year	2.701%	2.706%	0.005%
10 Year	3.294%	3.370%	0.076%
30 Year	4.334%	4.571%	0.237%

                                    Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.